Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
JUDGE: Burton R. Lifland
CASE NO: 06-10354 (BRL)
CHAPTER 11
DANA CORPORATION, ET AL. (1)
MONTHLY OPERATING REPORT
PERIOD COVERED: August 1, 2006 — August 31, 2006

DEBTORS’ ADDRESS:	MONTHLY DISBURSEMENTS:
4500 Dorr Street	$476 million
Toledo, OH 43615

DEBTORS’ ATTORNEY:	MONTHLY NET LOSS :
Jones Day	$(13) million
222 East 41st Street
New York, NY 10017

REPORT PREPARER:
/s/ Kenneth A. Hiltz	CHIEF FINANCIAL OFFICER
SIGNATURE OF REPORT PREPARER	TITLE

KENNETH A. HILTZ	September 28, 2006
PRINTED NAME OF REPORT PREPARER	DATE

The report preparer, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verified under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of his knowledge. (2)

(1)	See next page for a listing of Debtors by case number.

(2)	All amounts herein are preliminary, unaudited and subject to revision.

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: August 1, 2006 — August 31, 2006

Debtors:	Case Number:

Dana Corporation	06-10354
Dakota New York Corp	06-10351
Brake Systems, Inc.	06-10355
BWDAC, Inc.	06-10357
Coupled Products, Inc.	06-10359
Dana Atlantic, LLC	06-10360
Dana Automotive Aftermarket, Inc.	06-10362
Dana Brazil Holdings I, LLC	06-10363
Dana Brazil Holdings, LLC	06-10364
Dana Information Technology, LLC	06-10365
Dana International Finance, Inc.	06-10366
Dana International Holdings, Inc.	06-10367
Dana Risk Management Services, Inc.	06-10368
Dana Technology, Inc.	06-10369
Dana World Trade Corporation	06-10370
Dandorr L.L.C.	06-10371
Dorr Leasing Corporation	06-10372
DTF Trucking, Inc.	06-10373
Echlin-Ponce, Inc.	06-10374
EFMG, LLC	06-10375
EPE, Inc.	06-10376
ERS, LLC	06-10377
Flight Operations, Inc.	06-10378
Friction, Inc.	06-10379
Friction Materials, Inc.	06-10380
Glacier Vandervell, Inc.	06-10381
Hose & Tubing Products, Inc.	06-10382
Lipe Corporation	06-10383
Long Automotive, LLC	06-10384
Long Cooling, LLC	06-10385
Long USA, LLC	06-10386
Midland Brake, Inc.	06-10387
Prattville Mfg, Inc.	06-10388
Reinz Wisconsin Gasket, LLC	06-10390
Spicer Heavy Axle & Brake, Inc.	06-10391
Spicer Heavy Axle Holdings, Inc.	06-10392
Spicer Outdoor Power Equipment Components	06-10393
Torque-Traction Integration Technologies, LLC	06-10394
Torque-Traction Manufacturing Technologies, LLC	06-10395
Torque-Traction Technologies, LLC	06-10396
United Brake Systems, Inc.	06-10397

DANA CORPORATION, ET AL.
MONTHLY OPERATING REPORT
August 2006
INDEX
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
CONDENSED STATEMENT OF INCOME (LOSS)
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	March 3, 2006 to
	August 31, 2006	August 31, 2006
	(in millions)

Net sales	$698	$4,439
Costs and expenses
Cost of sales	670	4,201
Selling, general and administrative expenses	38	205
Other income (expense), net	19	59

Income from operations	9	92
Interest expense (contractual interest of $13 in August and $86 for the period 3/3/06 to 8/31/06)	4	33
Reorganization items, net	6	102

Loss before income taxes	(1)	(43)
Income tax expense	(11)	(64)
Minority interest		(3)
Equity in loss of affiliates	(1)	(2)

Loss from continuing operations	(13)	(112)
Loss from discontinued operations	(3)	(37)

Net loss	$(16)	$(149)

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
CONDENSED BALANCE SHEET
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

August 31, 2006
(in millions)

Assets
Current assets
Cash and cash equivalents	$721
Accounts receivable
Trade	1,247
Other	255
Inventories	750
Assets of discontinued operations	461
Other current assets	149

Total current assets	3,583
Investments and other assets	1,403
Investments in equity affiliates	783
Property, plant and equipment, net	1,813

Total assets	$7,582

Liabilities and Shareholders’ Equity
Current liabilities
Notes payable, including current portion of long-term debt	$21
Accounts payable	929
Liabilities of discontinued operations	151
Other accrued liabilities	761

Total current liabilities	1,862

Liabilities subject to compromise	4,222

Deferred employee benefits and other noncurrent liabilities	269
Long-term debt	16
Debtor-in-possession financing	700
Minority interest in consolidated subsidiaries	82

Shareholders’ equity	431

Total liabilities and shareholders’ equity	$7,582

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION
CONDENSED STATEMENT OF CASH FLOWS
WITH DCC ON AN EQUITY BASIS (UNAUDITED)

	Month Ended	March 3, 2006 to
	August 31, 2006	August 31, 2006
	(in millions)

Operating activities
Net loss	$(16)	$(149)
Depreciation and amortization	22	132
Adjustments related to divestitures and asset sales	(10)	18
Reorganization items	6	102
Payment of reorganization items	(8)	(52)
Decrease in working capital, excluding effects from acquisition of business	11	137
Other	23	59

Net cash flows provided by operating activities	28	247

Investing activities
Purchases of property, plant and equipment	(11)	(158)
Acquisition of business, net of cash acquired		(14)
Proceeds from sale of assets		3
Other		10

Net cash flows used for investing activities	(11)	(159)

Financing activities
Net change in short-term debt	(4)	(623)
Proceeds from DIP Credit Agreement		700
Payments on long-term debt	(3)	(4)

Net cash flows (used for) provided by financing activities	(7)	73

Net increase in cash and cash equivalents	10	161
Cash and cash equivalents — beginning of period	711	560

Cash and cash equivalents — end of period	$721	$721

The accompanying notes are an integral part of the financial statements.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
Note 1. Background and Reorganization
General
Dana Corporation (Dana) is a leading supplier of axle, driveshaft, frame, sealing and thermal products. Dana designs and manufactures products for every major vehicle producer in the world and is focused on being an essential partner to its automotive, commercial truck and off-highway vehicle customers.
Reorganization Under Chapter 11 of the Bankruptcy Code
On March 3, 2006 (the Filing Date), Dana and forty of its wholly-owned domestic subsidiaries (collectively, the Debtors) filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the Bankruptcy Code) in the United States Bankruptcy Court for the Southern District of New York (the Bankruptcy Court). These Chapter 11 cases are being administered jointly under Case Number 06-10354 (BRL) and are collectively referred to herein as the “Bankruptcy Cases.” A listing of the Debtors and their respective case numbers is set forth at the beginning of this Monthly Operating Report. The Debtors are managing their business and properties in the ordinary course as debtors in possession subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court. Neither Dana Credit Corporation (DCC) and its wholly-owned subsidiaries nor any of Dana’s non-U.S. subsidiaries have filed bankruptcy petitions and none of these entities is a Debtor in the Bankruptcy Cases. In the Bankruptcy Cases, the Office of the United States Trustee for the Southern District of New York (the U.S. Trustee) has appointed statutory committees of unsecured creditors, equity security holders and non-union retired employees of Dana and other Debtors who are receiving certain retiree benefits. In accordance with the provisions of the Bankruptcy Code, these committees have the right to be heard on matters that come before the Bankruptcy Court. The Debtors currently have the exclusive right until January 3, 2007 to file a plan of reorganization with the Bankruptcy Court. They are allowed, and expect, to seek an extension of this exclusivity period.
The Debtors have obtained orders from the Bankruptcy Court designed to minimize disruptions of their business operations and to facilitate their reorganization. Such orders authorize the Debtors to pay or otherwise honor certain of their pre-petition obligations, subject to certain restrictions, including employee wages, salaries, certain benefits and other employee obligations; claims of non-U.S. vendors and certain suppliers that are critical to the Debtors’ continued operation; and certain customer programs and warranty claims. During August 2006, the Debtors paid certain of such pre-petition obligations.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
Under the Bankruptcy Code, the Debtors have the right to assume or reject executory contracts and unexpired leases, subject to Bankruptcy Court approval and certain other conditions and limitations. In this context, “assuming” an executory contract or unexpired lease generally means that a Debtor will agree to perform its obligations and cure certain existing defaults under the contract or lease and “rejecting” it means that a Debtor will be relieved of its obligations to perform further under the contract or lease, which will give rise to an unsecured, pre-petition claim for damages for the breach thereof that will be classified as subject to compromise. Since the Filing Date, the Bankruptcy Court has authorized the Debtors to reject certain unexpired leases and executory contracts.
This Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the Bankruptcy Cases and is in a format acceptable to the U.S. Trustee and to the lenders under the DIP Credit Agreement (discussed below). The financial information contained herein is limited in scope and covers a limited time period. Moreover, such information is unaudited and, as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States (GAAP). Accordingly, this Monthly Operating Report should not be used for investment purposes.
While Dana continues its reorganization under Chapter 11, investments in Dana securities will be highly speculative. Although shares of Dana common stock continue to trade on the Over The Counter Bulletin Board under the symbol “DCNAQ,” the trading prices of the shares may have little or no relationship to the actual recovery, if any, by the holders under any eventual court-approved reorganization plan. The opportunity for any recovery by holders of Dana common stock under such reorganization plan is uncertain, and Dana’s shares may be cancelled without any compensation pursuant to such plan.
Note 2. Basis of Presentation
Financial Information
The unaudited condensed financial statements and supplemental information contained herein present the condensed financial information of Dana and its debtor and non-debtor subsidiaries with DCC accounted for on an equity basis. Accordingly, inter-company transactions with DCC have not been eliminated in these financial statements and are reflected as intercompany receivables, loans and payables. This presentation of condensed Dana financial statements with DCC on an equity basis, while consistent in format with the financial information required to be provided to the lenders under the DIP Credit Agreement discussed below and acceptable to the U.S. Trustee, does not conform to GAAP, which requires that DCC and its subsidiaries be consolidated along with Dana’s other majority-owned subsidiaries.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
For consolidated financial statements for Dana prepared in conformity with GAAP and the notes thereto, see the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2006 and June 30, 2006, which have been filed with the U.S. Securities and Exchange Commission and are accessible at http//www.dana.com at the “Investors” link.
The condensed statements of income (loss) and cash flows presented herein are for the month of August 2006 and also include the period from March 3, 2006 to August 31, 2006. The “Schedule of Cash Disbursements by Petitioning Entity” contains further information regarding cash disbursements made by each of the Debtors during the post-petition period of August 1, 2006 to August 31, 2006.
The financial statements herein with DCC accounted for on an equity basis have been derived from Dana’s internal books and records. They include normal recurring adjustments, but not all of the adjustments that would typically be made for quarterly and annual financial statements prepared in accordance with GAAP. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted.
Furthermore, the monthly information presented herein has not been subjected to the same level of accounting review and testing that Dana applies in the preparation of its quarterly and annual financial information in accordance with GAAP. Accordingly, the financial information herein is subject to change and any such change could be material. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or the full year and may not reflect Dana’s consolidated results of operations, financial position and cash flows in the future.
Accounting Requirements
American Institute of Certified Public Accountants Statement of Position 90-7, “Financial Reporting by Entities in Reorganization under the Bankruptcy Code” (SOP 90-7), which is applicable to companies operating under Chapter 11, generally does not change the manner in which financial statements are prepared. However, SOP 90-7 does require that the financial statements for periods subsequent to the filing of the Chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The condensed financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
Taxes
Income taxes are accounted for in accordance with SFAS No. 109, “Accounting for Income Taxes.” Current and deferred income tax assets and liabilities are recognized based on events which have occurred and are measured by the enacted tax laws. Based on its recent history of losses in the U.S. and near-term prospects for continued losses, Dana established a 100% valuation allowance against its U.S. deferred tax assets during the third quarter of 2005. Deferred tax assets resulting from subsequent U.S. losses have been offset by increases in the valuation allowances, effectively eliminating the benefit of those losses.
The Debtors have received Bankruptcy Court approval to pay pre-petition sales, use and certain other taxes in the ordinary course of their businesses. The Debtors believe that they have paid all pre-petition and post-petition taxes when due from and after the Filing Date. See the accompanying “Schedule of Payroll Taxes Paid” and “Schedule of Post-petition Sales, Use and Property Taxes Paid” for information regarding taxes paid. The Debtors believe that all tax returns are being prepared and filed when due, or extended as necessary, and that they are paying all post-petition taxes as they become due or obtaining extensions for the payment thereof.
Contractual Interest Expense
Contractual interest expense includes amounts relating to debt subject to compromise which is no longer recognized in the statement of income (loss) in accordance with SOP 90-7.
The contractual interest that was not recognized for the period March 3, 2006 to August 31, 2006 was $53 ($9 for the month of August only).
Note 3. Debtor-in-Possession Financing (DIP Financing)
DIP Credit Agreement
Dana, as borrower, and the other Debtors, as guarantors, are parties to a Senior Secured Superpriority Debtor-in-Possession Credit Agreement (the DIP Credit Agreement) with Citicorp North America, Inc. as agent, initial lender and issuing bank, and with Bank of America, N.A. and JPMorgan Chase Bank, N.A. as initial lenders and issuing banks. The DIP Credit Agreement, as amended, was approved by the Bankruptcy Court in March 2006. The aggregate amount of the facility is $1,450, including a $750 revolving credit facility (of which $400 is available for the issuance of letters of credit) and a $700 term loan facility. Minimum availability of $100 must be maintained at all times. All of the loans and other obligations under the DIP Credit Agreement will be due and payable on the earlier of 24 months after the effective date of the DIP Credit Agreement or the consummation of a plan of reorganization for the Debtors under the Bankruptcy Code.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
As of August 31, 2006, Dana had borrowed $700 under the DIP Credit Agreement and used the proceeds (i) to pay off debt obligations outstanding under Dana’s pre-petition five-year bank facility (which had provided Dana with $400 in borrowing capacity) and its pre-petition accounts receivable securitization program (which had provided Dana with up to $275 in borrowing capacity to meet periodic demand for short-term financing) and certain other pre-petition obligations, (ii) to pay certain other pre-petition obligations pursuant to authority granted by the Bankruptcy Court and (iii) to provide for working capital and general corporate expenses. At August 31, 2006, Dana had utilized $238 of the net availability under the facility for the issuance of letters of credit.
Interest under the DIP Credit Agreement is accruing at the London interbank offered rate (LIBOR) plus a per annum margin of 2.25%. Any future borrowings will accrue, at Dana’s option, either at LIBOR plus a per annum margin of 2.25% or the base rate (typically equal to the bank’s prime rate) plus a per annum margin of 1.25%. Dana pays a fee for issued and undrawn letters of credit in an amount per annum equal to the LIBOR margin applicable to the revolving credit facility and a per annum fronting fee of 25 basis points and pays a commitment fee of 0.375% per annum for unused committed amounts under the revolving credit facility.
The DIP Credit Agreement is guaranteed by substantially all of Dana’s domestic subsidiaries, excluding DCC. As collateral, Dana and each of its guarantor subsidiaries has granted a security interest in and lien on effectively all of its assets, including a pledge of 66% of the equity interests of each material foreign subsidiary owned directly or indirectly by Dana and each guarantor subsidiary. Additionally, Dana and its direct and indirect subsidiaries are required under the DIP Credit Agreement to maintain a minimum amount of consolidated earnings before interest, taxes, depreciation, amortization, restructuring and reorganization costs (EBITDAR), as defined, for each period beginning on March 3, 2006 and ending on the last day of each fiscal month from May 2006 through February 2007, and a rolling 12-month cumulative EBITDAR for Dana and its direct and indirect subsidiaries, with DCC accounted for on an equity basis, beginning in March 2007 and ending in February 2008, at levels set forth in the DIP Credit Agreement.
The EBITDAR requirement in the DIP Credit Agreement for the period from March 3, 2006 to August 31, 2006 was $75, and the actual EBITDAR, as calculated below, was $199:
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
EBITDAR Calculation

March 3, 2006 to
August 31, 2006
(in millions)

Net loss	$(149)
Plus -
Interest expense	33
Income tax expense	64
Depreciation and amortization expense	132
Restructuring charges	5
Reorganization charges, net	102
Loss from discontinued operations	37
Minority interest	3

Less -
Equity in loss of affiliates	(2)
Non-recurring items	15
Interest income	15

EBITDAR	$199

Certain internal compensation incentives are based on the achievement of EBITDAR targets. For this purpose, EBITDAR, as defined in the DIP Credit Agreement, is modified to include discontinued operations and applied to periods commencing on January 1, 2006. For this purpose, EBITDAR for the eight months ended August 31, 2006 was $205.
Canadian Credit Agreement
In June 2006, Dana Canada Corporation (Dana Canada), as borrower, and certain of its Canadian affiliates, as guarantors, entered into a Credit Agreement (the Canadian Credit Agreement) with Citibank Canada as agent, initial lender and issuing bank, and with JP Morgan Chase Bank, N.A., Toronto Branch, and Bank of America, N.A., Canada Branch, as initial lenders and issuing banks. The Canadian Credit Agreement provides for a $100 revolving credit facility, of which $5 is available for the issuance of letters of credit. At August 31, 2006, there were no borrowings under the Canadian Credit Agreement and no utilization of the net availability under the facility for the issuance of letters of credit. Minimum availability of $20 must be maintained at all times.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
Note 4. Reorganization Items
SOP 90-7 requires that reorganization items, such as professional fees directly related to the process of reorganizing under Chapter 11 and provisions and adjustments to reflect the carrying value of certain pre-petition liabilities at their estimated allowable claim amounts, be reported separately. The Debtors’ reorganization items for the month of August 2006 consisted primarily of professional fees, partially reduced by interest income and gains from settlements with suppliers.
Pursuant to orders of the Bankruptcy Court, professionals retained by the Debtors and by any official statutory committees appointed in the Bankruptcy Cases are entitled to receive payment for their fees and expenses on a monthly basis, subject to compliance with certain procedures established by orders of the Bankruptcy Court and the Bankruptcy Code. In some cases, the professionals retained by the Debtors in the Bankruptcy Cases are also providing services to the Debtors’ non-debtor subsidiaries and are being paid for such services by the non-debtor subsidiaries. With respect to the Debtors’ foreign non-debtor subsidiaries, payments for services to these entities in U.S. dollars are being made by the Debtors and reimbursed by the foreign non-debtor subsidiaries through the ordinary course netting process established under the Debtors’ consolidated cash management system. In addition, under the terms of the DIP Credit Agreement, the Debtors are obligated to reimburse the lenders for the fees and expenses of their professionals. The Debtors are making the required payments to such professionals, as described above, and believe they are current with regard to such payments.
Note 5. Liabilities Subject to Compromise
As a result of the Chapter 11 filings, the Debtors’ pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. SOP 90-7 requires that pre-petition liabilities subject to compromise be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise represent Dana’s estimate of known or potential pre-petition claims to be addressed in connection with the Bankruptcy Cases and include the liabilities subject to compromise of the discontinued operations. Such claims remain subject to future adjustments resulting from, among other things, negotiations with creditors, rejection of executory contracts and unexpired leases and orders of the Bankruptcy Court. The terms under which any allowed claims will be satisfied will be established at a later date in the Bankruptcy Cases.
Case Number: 06-10354 (BRL) (Jointly Administered)

DANA CORPORATION, ET AL.
NOTES TO MONTHLY OPERATING REPORT
The amount of liabilities subject to compromise reported herein was $4,222 at August 31, 2006. This amount includes intercompany balances with DCC of $341(of which $288 is a note payable to DCC) which are not eliminated under this basis of presentation, whereas amounts payable to other non-debtor subsidiaries are eliminated through the consolidation process.
On June 30, 2006, the Debtors filed their schedules of the assets and liabilities existing on the Filing Date. The Bankruptcy Court set September 21, 2006 as the general bar date. This is the date by which most entities that asserted a pre-petition claim against a Debtor had to file a proof of claim in writing and in accordance with the order of the Bankruptcy Court entered on July 19, 2006. Differences between the amounts recorded by the Debtors and the claims filed by their creditors are being investigated and resolved as part of the proceedings in the Bankruptcy Cases. The ultimate number and amount of claims are currently being analyzed.
Note 6. Post-petition Accounts Payable
The Debtors believe that all undisputed post-petition accounts payable have been and are being paid under agreed payment terms and the Debtors intend to continue paying all undisputed post-petition obligations as they become due. See the accompanying “Schedule of Cash Disbursements by Petitioning Entity” for post-petition disbursements in August 2006.
Case Number: 06-10354 (BRL) (Jointly Administered)

In re Dana Corporation, et al. Case No. 06-10354 (BRL) (Jointly Administered) Reporting Period: August 1, 2006 — August 31, 2006	(in thousands) August 2006
Schedule of Cash Disbursements by Debtor

Debtors:	Case Number:	Disbursements
Dana Corporation	06-10354	$473,563
Dakota New York Corp	06-10351	—
Brake Systems, Inc.	06-10355	—
BWDAC, Inc.	06-10357	—
Coupled Products, Inc.	06-10359	—
Dana Atlantic, LLC	06-10360	1,066
Dana Automotive Aftermarket, Inc.	06-10362	—
Dana Brazil Holdings I, LLC	06-10363	—
Dana Brazil Holdings, LLC	06-10364	—
Dana Information Technology, LLC	06-10365	—
Dana International Finance, Inc.	06-10366	—
Dana International Holdings, Inc.	06-10367	—
Dana Risk Management Services, Inc.	06-10368	256
Dana Technology, Inc.	06-10369	—
Dana World Trade Corporation	06-10370	—
Dandorr L.L.C.	06-10371	—
Dorr Leasing Corporation	06-10372	—
DTF Trucking, Inc.	06-10373	—
Echlin-Ponce, Inc.	06-10374	—
EFMG, LLC	06-10375	—
EPE, Inc.	06-10376	—
ERS, LLC	06-10377	—
Flight Operations, Inc.	06-10378	—
Friction, Inc.	06-10379	—
Friction Materials, Inc.	06-10380	—
Glacier Vandervell, Inc.	06-10381	561
Hose & Tubing Products, Inc.	06-10382	—
Lipe Corporation	06-10383	—
Long Automotive, LLC	06-10384	—
Long Cooling, LLC	06-10385	—
Long USA, LLC	06-10386	—
Midland Brake, Inc.	06-10387	—
Prattville Mfg, Inc.	06-10388	—
Reinz Wisconsin Gasket, LLC	06-10390	3
Spicer Heavy Axle & Brake, Inc.	06-10391	—
Spicer Heavy Axle Holdings, Inc.	06-10392	—
Spicer Outdoor Power Equipment Components	06-10393	—
Torque-Traction Integration Technologies, LLC	06-10394	7
Torque-Traction Manufacturing Technologies, LLC	06-10395	504
Torque-Traction Technologies, LLC	06-10396	—
United Brake Systems, Inc.	06-10397	—

Total Cash Disbursements		$475,960	(a)

(a)	Disbursements are actual cash disbursements made during the month and may include certain payments made by the Debtors on behalf of non-Debtors pursuant to their cash management order.

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)
Reporting Period: August 1, 2006 - August 31, 2006	(in thousands)
Schedule of Payroll Taxes Paid	August 2006
FEDERAL

	Liabilities	Incurred or Withheld
FIT	FICA-ER	FICA-EE	FUTA	TOTALS
$9,577	$4,930	$4,930	$—	$19,437
FEDERAL

	Deposits	Released & Pending
FIT	FICA-ER	FICA-EE	FUTA
(9,577)	(4,930)	(4,930)	—	(19,437)

STATE

	Liabilities	Incurred or Withheld
SIT	SUI-ER	SUI-EE	SDI-EE	TOTALS
2,481	—	—	9	2,490
STATE

	Deposits	Released & Pending
SIT	SUI-ER	SUI-EE	SDI-EE
(2,481)	—	—	(9)	(2,490)

LOCAL

CIT	Liabilities	Incurred or Withheld		TOTALS
550	—	—	—	550
LOCAL

CIT	Deposits	Released & Pending
(550)	—	—	—	(550)

In re Dana Corporation, et al.
Case No. 06-10354 (BRL) (Jointly Administered)	(in thousands)
Reporting Period: August 1, 2006 - August 31, 2006	August 2006
Schedule of Post-petition Sales, Use and Property Taxes Paid

Tax Authority	State	Type of Tax	Taxes Paid
Arkansas Secretary of State	AR	Sales/use	$49
Buena Vista City Treasurer	VA	Property		(A	)
California State Board of Equalization	CA	Miscellaneous	2
Cass County Treasurer	IA	Property	29
City of Auburn Hills	MI	Property	264
City of Los Angeles	CA	Business License	6
City of Olive Branch	MS	Privilege Tax	2
City of St. Clair	MI	Prop Tax	41
City of Stockton	CA	Miscellaneous		(A	)
Florida Dept. of Revenue	FL	Sales/use	9
Illinois Dept. of Revenue	IL	Sales/use	3
Indiana Dept of Revenue	IN	Sales/use	16
Iowa Dept of Revenue	IA	Sales/use	9
Kentucky Dept of Revenue	KY	Sales/use	59
Kentucky State Treasurer	KY	Annual Report		(A	)
Michigan Dept of Treasury	MI	Sales/use audit	6
Michigan Dept of Treasury	MI	Sales/use	25
Michigan Dept of Treasury	MI	Single Business	87
Missouri Dept of Revenue	MO	Sales/use	15
Ohio State Treasurer	OH	Sales/use	77
Ohio State Treasurer	OH	Commercial Activity	180
Pennsylvania Department of Revenue	PA	Sales/Use	1
Pennsylvania Department of Revenue	PA	Miscellaneous		(A	)
Pottstown Tax Collector	PA	Property	92
Puerto Rico Dept of State		Annual Report		(A	)
San Joaquin County	CA	Property	202
South Carolina Department of Revenue	SC	Sales/use		(A	)
State of Michigan	MI	Miscellaneous		(A	)
State of Missouri	MO	Miscellaneous		(A	)
Tennessee Dept. of Revenue	TN	Sales/use	15
Texas Comptroller	TX	Sales/Use	7
Virginia Department of Taxation	VA	Sales/use		(A	)
Virginia State Corporation Commission	VA	Annual Report	2
Washington State Dept of Revenue	WA	Excise	8
Washington State Treasurer	WA	Annual Report		(A	)
Whiteford Township	MI	Property	50
Wisconsin Dept of Revenue	WI	Sales/use		(A	)

Total			$1,256

(A)	Payment was less than $1 thousand
The Debtors believe that a portion of these disbursements included payments for unpaid taxes incurred for pre-petition periods which the Debtors have the authority to pay under their first day orders.